UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

QUANTUM ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-225892	98-0428608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3825 Rockbottom
Henderson, NV	89030
	(Zip Code)

(702)-323-6455
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.001 Par Value	QEGY	OTC.PK

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 - Changes In Registrant’s Certifying Accountant

On October 20, 2022, the Board of Directors of Quantum Energy Inc. (the “Registrant” or the “Company”) voted to change its auditor from BF Borgers, CPA PC, located at 5400 W Cedar Ave, Lakewood, CO 80226 (“BFB”) to Macias Gini & O'Connell, LLP (“MGO”). Other than as noted in the paragraph below, the report of BFB on the Company’s consolidated financial statements for the years ended February 28, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended February 28, 2022 and 2021 and through to October 20, 2022, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BFB’s satisfaction, would have caused it to make reference thereto in its reports on the Company’s consolidated financial statements for such periods.

On October 20, 2022, the Registrant engaged MGO as the registered independent public accountant for the fiscal year ending December 31, 2022. The decision to appoint MGO was approved by the registrant’s Board of Directors on October 20, 2022. During the registrant’s two most recent fiscal years and the subsequent interim period up through the date of engagement of MGO, neither the registrant nor anyone on its behalf consulted MGO regarding the application of accounting principles to a specific completed or contemplated transaction, or as to the type of audit opinion that might be rendered on the registrant’s financial statements. Further, MGO has not provided the registrant with written or oral advice that was an important factor that the registrant considered in reaching a decision as to any accounting, auditing or financial reporting issues, or any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 1, 2022, the audit committee of the Board of Directors (the "Audit Committee") of Quantum Energy Inc. (the "Company"), in consultation with the Company's management, determined that the Company's unaudited condensed consolidated financial statements for the periods ended May 31, 2022 through November 30, 2022 should not be relied upon due (collectively, the "Non-Reliance Periods") to these not being reviewed or seen by the independent auditor.

The Company also decided to report alternatively through OTC Market during this period and will not restate its unaudited condensed consolidated financial statements for the Non-Reliance Periods.

Note Regarding Forward Looking Statements

This current report on Form 8-K contains forward-looking statements that reflect our current views about future events. We use the words "anticipate," "assume," "believe," "estimate," "expect," "will," "intend," "may," "plan," "project," "should," "could," "seek," "designed," "potential," "forecast," "target," "objective," "goal" or the negatives of such terms or other similar expressions. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2023

QUANTUM ENERGY INC.

By:         /s/ William Westbrook

               William Westbrook, CFO